SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 24, 2002
                                                         ----------------

                       TRUMP HOTELS & CASINO RESORTS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     1-13794                 13-3818402
         --------                     -------                 ----------
(State or other jurisdiction of   (Commission File         (I.R.S. Employer
         incorporation)                Number)            Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                  TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     33-90786                13-3818407
         --------                     --------                ----------
(State or other jurisdiction of   (Commission File         (I.R.S. Employer
         incorporation)                Number)            Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                   TRUMP HOTELS & CASINO RESORTS FUNDING, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     33-90786-01             13-3818405
         --------                     -----------             ----------
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
         incorporation)                 Number)           Identification Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
-------------------------                                        -----
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No. Description

99.1    Press Release, dated October 24, 2002, of Trump Hotels & Casino Resorts,
        Inc.

Item 9. Regulation FD Disclosure.

     Filed as an exhibit hereto is a Press Release, dated October 24, 2002, issued by Trump Hotels & Casino Resorts, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            TRUMP HOTELS & CASINO RESORTS, INC.

Date:  October 25, 2002     By: /s/ JOHN P. BURKE
                                ---------------------------
                            Name:    John P. Burke
                            Title:   Executive Vice President and Corporate
                                     Treasurer


                            TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.

                            By: Trump Hotels & Casino Resorts, Inc., its general
                                partner

Date:  October 25, 2002     By: /s/ JOHN P. BURKE
                                ---------------------------
                            Name:    John P. Burke
                            Title:   Executive Vice President and Corporate
                                     Treasurer


                            TRUMP HOTELS & CASINO RESORTS FUNDING, INC.

Date:  October 25, 2002     By: /s/ JOHN P. BURKE
                                -----------------
                            Name:    John P. Burke
                            Title:   Executive Vice President and Corporate
                                     Treasurer

                                  EXHIBIT INDEX

Exhibit No.    Description                                              Page No.

   99.1 Press Release, dated October 24, 2002, of Trump Hotels & Casino Resorts, Inc.